Exhibit 10.2

Certain confidential information contained in this document, marked by [***], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

AMENDMENT NO. 2 TO THE MARKETING AGENT AGREEMENT

This AMENDMENT No. 2 TO THE MARKETING AGENT AGREEMENT (the “Amendment”) dated as of November 5, 2026 (the “Effective Date”), is entered into by and between: (i) Foreside Fund Services, LLC, a Delaware limited liability company (“Foreside”); and (ii) Grayscale Investments Sponsors, LLC, acting in its capacity as sponsor (the “Sponsor”) of Grayscale Bitcoin Trust ETF (formerly known as Grayscale Bitcoin Trust (BTC)) (the “Trust”) (the “Parties”).

R E C I T A L S

WHEREAS, the Parties have entered into that certain Marketing Agent Agreement, dated as of August 18, 2022, as amended (the “Original Agreement”); and

WHEREAS, the Parties desire to amend the Original Agreement, pursuant to Section 13. Modifications, with such amendment to be effective immediately as of the date hereof.

NOW, THEREFORE, in consideration of the mutual agreement as set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties hereby have mutually agreed to amend the Original Agreement as set forth below.

SECTION 1. Section 3(a)(v) is hereby deleted in its entirety.

SECTION 2. A new Section 4(f) is added as follows:

“Notwithstanding anything to the contrary in the Agreement, Foreside shall have no obligation to review, approve, or file with FINRA any marketing materials used by or on behalf of the Sponsor (collectively, “Marketing Materials”). The Sponsor shall be solely responsible for engaging a qualified third party to provide such review, approval, and filing services with respect to the Marketing Materials (the “Advertising Review and Filing Agent”).

Furthermore, in such Marketing Materials, in the Sponsor’s sole discretion, disclosure in the form of the following shall be used to indicate the Marketing Agent’s role and such qualified third party’s role, ‘Foreside Fund Services, LLC is Marketing Agent and Grayscale Securities, LLC is Advertising Review and Filing Agent for the Fund’.”

SECTION 3. The following is added to the end of Section 8(a):

“or (iv) the Marketing Materials, including the content, distribution, use, or filing thereof.”

SECTION 4. Exhibit A of the Original Agreement is hereby deleted in its entirety and replaced by Exhibit A attached hereto.

SECTION 5. [Reserved.]

SECTION 6. This Amendment may be executed in one or more counterparts (including those by facsimile or other electronic means), all of which shall constitute one and the same instrument binding on all of the parties hereto, notwithstanding that all parties are not signatory to the

Exhibit 10.2

Certain confidential information contained in this document, marked by [***], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

original or the same counterpart. This Amendment, to the extent signed and delivered by means of a facsimile machine or other electronic transmission, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

SECTION 7. Except as expressly amended hereby, all the provisions of the Original Agreement are restated and in full force and effect to the same extent as if fully set forth herein.

SECTION 8. This amendment shall be governed by and the provisions of this Amendment shall be construed and interpreted under and in accordance with the laws of the State of New York.

Exhibit 10.2

Certain confidential information contained in this document, marked by [***], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Original Agreement as of the Effective Date set forth above.

GRAYSCALE INVESTMENTS SPONSORS, LLC, as Sponsor

By: /s/ Craig Salm

Name: Craig Salm

Title: Chief Legal Officer

FORESIDE FUND SERVICES, LLC

By: /s/ Teresa Cowan

Name: Teresa Cowan

Title: President

Exhibit 10.2

Certain confidential information contained in this document, marked by [***], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

Exhibit A

Compensation

FEES

Description	Fee
Conversion Fee	***
Base Fee – Marketing Agent Services for Grayscale Bitcoin Trust ETF	***

***

***